FUNDS FOR INSTITUTIONS SERIES
BlackRock Premier Government Institutional Fund
BlackRock Treasury Strategies Institutional Fund
BlackRock Select Treasury Strategies Institutional Fund
FFI Government Fund
FFI Treasury Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 1, 2017 to the Summary Prospectuses, Prospectus and Statement of Additional Information of each Fund, each dated August 28, 2017, as supplemented to date

Effective January 1, 2018, Boston Financial Data Services, the Funds’ transfer agent, is changing its name to DST Asset Manager Solutions, Inc. Consequently, effective January 1, 2018, all references to Boston Financial Data Services in the Summary Prospectuses, Prospectus and Statement of Additional Information for the Funds will be replaced with references to DST Asset Manager Solutions, Inc.

Shareholders should retain this Supplement for future reference.

PR2SAI-FFIS-1117SUP